NATIXIS INCOME FUNDS

Supplement dated September 15, 2008 to Natixis Income Funds Class Y Prospectus dated February 1, 2008, as may be revised and supplemented from time to time.

This document supplements the Natixis Income Funds Class Y Prospectus dated February 1, 2008, as revised and supplemented from time to time (the “Prospectus”), to update certain information with respect to the Loomis Sayles High Income Fund and to update certain other information relating to all the Funds included in the Prospectus.

Effective immediately, the date of the Prospectus with respect to the Loomis Sayles High Income Fund is hereby amended to September 15, 2008. With respect to each other Fund included in the Prospectus, the date of the Prospectus remains February 1, 2008.

Effective immediately, the following sentence is added immediately following the bar chart within the sub-section “Evaluating the Fund’s Past Performance” within the “Goals, Strategies & Risks” section for the Loomis Sayles High Income Fund:

The Fund’s total return for Class A shares for the six months ended June 30, 2008 was 0.21%.

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Effective immediately, the first paragraph of the “More About Risk” section is amended and restated as follows:

Each Fund has principal investment strategies that come with inherent risks. The principal risks of investing in each Fund are described in each Fund’s summary under “Principal Investment Risks.” The following is a list of non-principal risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

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Effective immediately, the first paragraph of the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

The Natixis Funds family (as defined below) currently includes 22 mutual funds. The Natixis Funds family had combined assets of $25.9 billion as of June 30, 2008. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers Class Y shares of the Natixis Income Funds (the “Funds” or each a “Fund”), which, along with the Natixis Equity Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”), Gateway Fund and Delafield Select Fund currently constitute the “Natixis Funds.”

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Effective immediately, the first paragraph of the sub-section “Adviser” within the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management U.S. Group, L.P.; herein referred to as “Natixis US”), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $134.5 billion in assets under management as of June 30, 2008. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of the Funds.

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Effective immediately, the second paragraph of the sub-section “Transactions with Other Investment Companies” within the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC (“BlackRock”), Dreman Value Management, LLC (“Dreman”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P. and Vaughan Nelson Investment Management, L.P. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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Effective immediately, the “Tax Consequences” section is amended and restated as follows:

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gains. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends and distributions declared by the Funds in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. In addition, Fund distributions are taxable whether shareholders receive them in cash or in additional shares.

Sales or Exchanges of Fund Shares. A redemption, sale or exchange of a Fund’s shares (including an exchange of Fund shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and will generally result in the recognition of a gain or loss. Gain or loss, if any, recognized on a redemption, sale, exchange or other disposition of a Fund’s shares generally will be taxed as long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the portion of the Fund’s dividends that are derived from such interest.

A Fund’s investments in certain debt obligations, asset-backed securities, mortgage-backed securities and derivatives may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “Foreign Person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For further information, Foreign Persons should consult the SAI.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Please see the SAI for additional information on the federal income tax consequences of an investment in the Funds. You should consult your tax adviser for more information on your own situation, including possible foreign, state, local or other applicable taxes.

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Effective immediately, the following information is inserted into the “Financial Performance” section:

The financial highlights tables are intended to help you understand the Fund’s financial performance since the commencement of Class Y operations on February 29, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has not been audited. The semi-annual report to shareholders is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

For a share outstanding throughout the period

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of period	Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions
LOOMIS SAYLES HIGH INCOME FUND
CLASS Y
3/31/2008(f)	$4.87	$0.03	$(0.06)	$(0.03)	$(0.03)	$(0.03)

(a)	Computed on an annualized basis for periods less than one year.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(f)	From commencement of class operations on February 29, 2008 through March 31, 2008.

			Ratios to average net assets:
Net asset value, end of period	Total return (%)(d)	Net assets, end of period (000’s)	Net Expenses (%)(a)(e)	Gross Expenses (%)(a)(c)	Net investment income (%)(a)	Portfolio turnover rate (%)
$4.81	(0.6)	$1	0.90	2.39	6.94	17